Transactions with Executive Officers and Directors	12 Months Ended
Dec. 31, 2011
Transactions with Executive Officers and Directors [Abstract]
Transactions with Executive Officers and Directors
Note 12 - Transactions with Executive Officers and Directors

Certain directors and executive officers of the Company, their families and their affiliates are customers of the Bank.  Any transactions with such parties, including loans and commitments, are in the ordinary course of business at normal terms, including interest rate and collateralization, prevailing at the time and do not represent more than normal risks of collectability.  These persons were indebted to the Company for loans totaling $-0- and $3,000 at December 31, 2011 and 2010, respectively.  During the year ended December 31, 2011, no new loans and $3,000 of repayments were made.